                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
                   DIVIDEND REINVESTMENT PLAN      30



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,
We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                           4.8%
Jun 00                                                                           5.7%
Sep 00                                                                           1.3%
Dec 00                                                                           1.9%
Mar 01                                                                           1.3%
Jun 01                                                                           0.3%
Sep 01                                                                          -1.3%
Dec 01                                                                           1.7%
Mar 02                                                                           5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VKS
------------------------------


Six-month total return(1)                                    4.22%
----------------------------------------------------------------------
One-year total return(1)                                    17.89%
----------------------------------------------------------------------
Five-year average annual total return(1)                     8.83%
----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                 5.23%
----------------------------------------------------------------------
Commencement date                                          1/22/93
----------------------------------------------------------------------

Distribution rate as a % of closing common share
market price(2)                                              7.09%
----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                11.54%
----------------------------------------------------------------------
Preferred share (Series A) rate(4)                          1.369%
----------------------------------------------------------------------
Preferred share (Series B) rate(4)                          1.390%
----------------------------------------------------------------------
Net asset value                                             $14.30
----------------------------------------------------------------------
Closing common share market price                           $13.38
----------------------------------------------------------------------
Six-month high common share market price (11/12/01)         $13.98
----------------------------------------------------------------------
Six-month low common share market price (12/19/01)          $12.63
----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal tax bracket effective for calendar year 2002.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  71.4%   [PIE CHART]
- AA/Aa..............   6.9%
- A/A................   4.4%
- BBB/Baa............  12.2%
- BB/Ba..............   3.2%
- B/B................   0.5%
- Non-Rated..........   1.4%
As of October 31, 2001
- AAA/Aaa............  69.0%   [PIE CHART]
- AA/Aa..............   7.6%
- A/A................   5.5%
- BBB/Baa............  13.1%
- BB/Ba..............   2.8%
- Non-Rated..........   2.0%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0715
12/01                                                                           0.0715
1/02                                                                            0.0750
2/02                                                                            0.0790
3/02                                                                            0.0790
4/02                                                                            0.0790

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            16.7%                              18.0%
Health Care                                                                16.5%                              15.5%
Retail Electric/Gas/Telephone                                              13.0%                              12.1%
Public Education                                                           11.7%                              13.6%
Industrial Revenue                                                          6.9%                               5.7%

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1993 through April 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/93                                                                      14.03                              15.0000
                                                                          13.96                              15.1250
                                                                          14.16                              14.2500
                                                                          14.72                              14.5000
12/93                                                                     15.31                              14.7500
                                                                          15.11                              14.2500
                                                                          13.34                              12.6250
                                                                          13.22                              12.3750
12/94                                                                     12.95                              11.6250
                                                                          12.26                              10.8750
                                                                          13.47                              12.2500
                                                                          13.33                              11.6250
12/95                                                                     13.54                              11.6250
                                                                          14.07                              12.0000
                                                                          13.43                              11.8750
                                                                          13.23                              11.6250
12/96                                                                     13.55                              11.7500
                                                                          13.78                              11.6250
                                                                          13.45                              11.3750
                                                                          13.93                              12.5620
12/97                                                                     14.32                              12.9375
                                                                          14.62                              13.1250
                                                                          14.58                              13.1875
                                                                          14.60                              13.3125
12/98                                                                     14.98                              13.8750
                                                                          14.75                              13.9375
                                                                          14.64                              13.6875
                                                                          13.95                              13.0000
12/99                                                                     13.47                              11.6250
                                                                          12.99                              11.6875
                                                                          13.33                              11.1875
                                                                          13.29                              11.3750
                                                                          13.56                              11.5625
12/00                                                                     14.31                              11.6125
                                                                          14.45                              12.4100
                                                                          14.24                              12.3300
                                                                          14.63                              13.1500
12/01                                                                     14.14                              13.1600
                                                                          14.03                              13.1500
4/02                                                                      14.30                              13.3800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's current monthly dividend of $0.0790 per share translated to a distribution rate of 7.09 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.54 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 4.22 percent based on common share market price. This reflects an increase in market price from $13.28 per share on October 31, 2001 to $13.38 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value both between various states, sectors, and coupon structures, which become more or less attractive over time according to supply/demand imbalances. Once a certain security had reached our performance target, we would sell it and rotate into another security that we believed offered better total return potential. We also sought to take advantage of issuance of premium-coupon bonds in the 15 to 20 year maturity range. These bonds have historically offered attractive yields coupled with moderate interest-rate risk. Through careful issue selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

    Within this relative value strategy, we also moved to improve the trust's credit quality. Although it is impossible to know when it may happen, we began to anticipate that an economic recovery would eventually gain traction. Economic strength has historically resulted in higher interest rates, which have in turn put pressure on the prices of lower-rated bonds with higher yields. We moved to insulate the portfolio from this potential volatility by emphasizing higher-quality bonds.

Through careful research and security selection, we identified some attractive AAA rated bonds in the water and sewer sector and added them to the portfolio.

    We also rotated credits within sectors. For example, within the health care sector we were able to sell lower-rated positions that had met their performance targets. This allowed us to lock those gains into the portfolio, while reinvesting the assets into higher-quality bonds that fit our investment profile going forward.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it will be difficult to keep inflationary fears out of the picture for long. As a result, we expect there to be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment will continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  159.9%
          ALABAMA  4.1%
$5,000    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)......................  5.000%   08/15/15   $  5,036,750
 1,300    Marshall Cnty, Al Hlth Care Ser A (a)......  5.750    01/01/32      1,261,208
                                                                           ------------
                                                                              6,297,958
                                                                           ------------
          ARIZONA  1.3%
 2,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn
          Ctl Rev El Paso Elec Ser E Rfdg............  6.150    12/01/14      2,010,500
                                                                           ------------

          CALIFORNIA  19.3%
 3,330    Anaheim, CA Ctfs Partn Anaheim Mem Hosp
          Assn Rfdg (Escrowed to Maturity) (AMBAC
          Insd)......................................  5.000    05/15/13      3,436,127
20,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj Ser C (FSA
          Insd)......................................   *       09/01/25      5,406,400
 2,500    California Hlth Fac Auth Rev KaiSer
          Permanente Med Ctr.........................  5.450    10/01/13      2,521,625
 6,420    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Ser B (MBIA Insd)...  6.350    06/01/09      6,642,581
   590    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (Var Rate Cpn) (GNMA
          Collateralized)............................  7.800    02/01/28        670,854
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (b)............... 0/5.800   01/15/20      3,228,550
 2,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
          Sr Lien Ser A Rfdg (FSA Insd)..............  5.500    10/01/18      2,168,420
 1,300    Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)......................................  6.250    08/01/23      1,380,795

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$13,880   San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)......................................   *       01/15/28   $  3,276,652
 4,000    Whisman, CA Sch Dist Cap Apprec Ser D (FSA
          Insd)......................................   *       02/01/25      1,132,160
                                                                           ------------
                                                                             29,864,164
                                                                           ------------
          COLORADO  4.6%
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @
          08/31/05)..................................  7.000%   08/31/26      1,157,900
 1,000    Colorado Hlth Fac Auth Rev Hosp Parkview
          Med Ctr Proj...............................  6.500    09/01/20      1,052,030
 1,875    Colorado Hsg Fin Auth Multi-Family Hsg Insd
          Mtg Ser A..................................  6.800    10/01/37      1,946,831
   470    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser C1.....................................  7.550    11/01/27        489,406
   315    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser F......................................  8.625    06/01/25        329,544
 2,200    Denver, CO City & Cnty Arpt Rev Ser A (FSA
          Insd)......................................  5.000    11/15/25      2,087,668
                                                                           ------------
                                                                              7,063,379
                                                                           ------------
          CONNECTICUT  2.2%
 1,500    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement (c).....  6.400    09/01/11      1,600,200
 1,500    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement
          (Prerefunded @ 09/01/07) (c)...............  6.400    09/01/11      1,734,975
                                                                           ------------
                                                                              3,335,175
                                                                           ------------
          GEORGIA  2.4%
 1,870    Georgia Muni Elec Auth Pwr Rev Ser A (FGIC
          Insd)......................................  5.500    01/01/12      2,046,659
   130    Georgia Muni Elec Auth Pwr Rev Ser A
          (Prerefunded 01/01/10) (FGIC Insd).........  5.500    01/01/12        143,363
 1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (FGIC Insd)................................  5.500    01/01/12      1,575,067
                                                                           ------------
                                                                              3,765,089
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS  15.7%
$5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/27   $  1,144,950
 5,500    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          Ser B-1 (FGIC Insd)........................   *       12/01/28      1,185,855
 4,335    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd)......................................   *       01/01/30        888,718
 2,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien Ser A Rfdg (MBIA Insd)..........  5.375%   01/01/32      2,434,725
 1,700    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Proj Ser B Rfdg................  5.200    04/01/11        886,737
   300    Chicago, IL O'Hare Intl Arpt Spl United
          Airl Proj Ser A............................  5.350    09/01/16        156,186
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....  5.500    01/01/38      5,053,750
   950    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................  6.500    12/01/08      1,059,848
 1,635    Cook Cnty, IL Sch Dist No100 Berwyn South
          (FSA Insd).................................  8.100    12/01/15      2,190,426
 5,000    Cook Cnty, IL Ser A (FGIC Insd)............  5.500    11/15/31      5,083,550
 2,000    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A..................................  6.125    07/01/31      1,998,440
 1,000    Illinois Hlth Fac Auth Rev Midwest
          Physician Grp Ltd Rfdg.....................  5.500    11/15/19        820,920
 3,000    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *       12/01/16      1,406,760
                                                                           ------------
                                                                             24,310,865
                                                                           ------------
          INDIANA  7.2%
 3,065    Allen Cnty, IN War Mem Coliseum Additions
          Bldg Corp Ser A (AMBAC Insd)...............  5.750    11/01/25      3,219,078
 3,505    East Chicago, IN Elem Sch Bldg Corp First
          Mtg Rfdg (AMBAC Insd)......................  6.250    01/05/16      4,029,979
 1,000    Indiana Hlth Fac Fin Auth Rev Hlth Sys
          Sisters St Francis.........................  5.500    11/01/31        989,200
 3,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt.........................................  6.375    11/01/29      2,867,370
                                                                           ------------
                                                                             11,105,627
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          KANSAS  4.0%
$5,000    Burlington, KS Pollutn Ctl KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)......................  7.000%   06/01/31   $  5,158,750
 1,000    Overland Park, KS Dev Corp Rev First Tier
          Overland Park Ser A........................  7.375    01/01/32      1,021,450
                                                                           ------------
                                                                              6,180,200
                                                                           ------------
          LOUISIANA  2.2%
 2,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500    12/01/21      2,127,760
 1,250    St Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd)................  7.500    06/01/21      1,286,562
                                                                           ------------
                                                                              3,414,322
                                                                           ------------
          MARYLAND  8.3%
 6,325    Maryland St Hlth & Higher Ed Fac Auth Rev
          Greater Baltimore Med Ctr Rfdg (FGIC
          Insd)......................................  5.000    07/01/13      6,371,362
 6,270    Maryland St Hlth & Higher Ed Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)................  5.000    07/01/13      6,390,008
                                                                           ------------
                                                                             12,761,370
                                                                           ------------
          MASSACHUSETTS  3.5%
 1,250    Massachusetts St Dev Fin Agy M/Srbc Proj
          Ser A (MBIA Insd) (a)......................  5.125    08/01/28      1,226,900
 2,000    Massachusetts St Dev Fin Agy Semass Sys Ser
          A (MBIA Insd)..............................  5.625    01/01/15      2,168,560
 1,705    Massachusetts St Hlth & Ed Fac Auth Rev Vly
          Regl Hlth Sys Ser C (Connie Lee Insd)......  7.000    07/01/09      2,011,065
                                                                           ------------
                                                                              5,406,525
                                                                           ------------
          MICHIGAN  5.5%
 1,000    Avondale, MI Sch Dist Rfdg (AMBAC Insd)....  4.750    05/01/22        942,670
 2,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd)......................................  4.750    07/01/25      2,303,500
 2,745    Michigan Muni Bond Auth Rev St Revolving
          Fd.........................................  5.400    10/01/14      2,818,456
 1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
          Oblig Group Rfdg...........................  5.625    11/15/36        971,230
 1,500    Michigan St Hsg Dev Auth Multi-Family Rev
          Ltd Oblig Hsg Orion Four Ser A (Var Rate
          Cpn).......................................  6.250    08/01/39      1,524,210
                                                                           ------------
                                                                              8,560,066
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MISSISSIPPI  3.6%
$2,000    Mississippi Business Fin Corp Sys Energy
          Res Inc Proj...............................  5.875%   04/01/22   $  1,918,400
 1,895    Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized)................  7.600    06/01/29      2,124,977
   760    Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized)................  7.550    12/01/27        830,102
   577    Mississippi Home Corp Single Family Rev Ser
          D (GNMA Collateralized)....................  8.100    12/01/24        620,540
                                                                           ------------
                                                                              5,494,019
                                                                           ------------
          MISSOURI  2.7%
   490    Missouri St Hsg Dev Comm Mtg Rev Single
          Family Homeowner Ln Ser A (GNMA
          Collateralized)............................  7.200    09/01/26        518,092
 2,585    St Louis, MO Arpt Rev......................  6.000    01/01/05      2,650,504
 1,000    St Louis, MO Indl Dev Auth Rev Sr Lien St
          Louis Convention Ser A.....................  6.875    12/15/20      1,023,500
                                                                           ------------
                                                                              4,192,096
                                                                           ------------
          NEVADA  0.8%
 1,240    Nevada Hsg Div Single Family Pgm Mezz Ser E
          (FHA/VA Gtd)...............................  6.900    10/01/11      1,280,560
                                                                           ------------

          NEW JERSEY  5.3%
 2,000    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10      1,996,580
 2,000    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airl Inc Proj..................  6.250    09/15/29      1,747,240
 2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC
          Insd)......................................  6.875    11/01/34      2,749,200
   775    New Jersey Hlthcare Fac Fin Auth Rev
          Trinitas Hosp Oblig Grp....................  6.500    07/01/02        778,147
   830    New Jersey Hlthcare Fac Fin Auth Rev
          Trinitas Hosp Oblig Grp....................  6.500    07/01/03        850,933
                                                                           ------------
                                                                              8,122,100
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW YORK  15.5%
$3,000    Metropolitan Trans Auth NY Trans Fac Rev
          Ser B (FGIC Insd)..........................  4.750%   07/01/26   $  2,856,870
 1,000    New York City Indl Dev Agy Civic Fac Rev
          Touro College Proj Ser A...................  6.350    06/01/29        896,520
 2,520    New York City Ser B
          (Prerefunded @ 08/15/04)...................  7.250    08/15/19      2,825,525
 5,000    New York City Ser B1 (Prerefunded @
          08/15/04)..................................  7.000    08/15/16      5,578,450
     5    New York City Ser C........................  7.250    08/15/24          5,018
 2,000    New York City Ser G........................  5.750    02/01/14      2,113,880
 5,000    New York City Ser H (MBIA Insd)............  5.250    03/15/14      5,281,750
 4,350    Triborough Brdg & Tunl Auth NY Rev Gen Purp
          Ser A......................................  5.000    01/01/12      4,427,735
                                                                           ------------
                                                                             23,985,748
                                                                           ------------
          NORTH CAROLINA  1.7%
 2,470    Piedmont Triad Arpt Auth NC Ser A
          (FSA Insd).................................  5.250    07/01/13      2,616,570
                                                                           ------------

          OHIO  6.8%
 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
          Stad Proj..................................  6.500    12/01/07      1,075,340
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj.......................................  7.500    01/01/30      1,080,820
 1,000    Delaware Cnty, OH Hlthcare Fac Rev Mtg
          Centrum at Willow Brook (FHA Gtd)..........  6.550    02/01/35      1,055,910
 2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg.......................................  6.000    05/15/05      2,122,894
 1,000    Miami Cnty, OH Hosp Fac Impt Upper Vly Med
          Ctr Ser C Rfdg.............................  6.000    05/15/06      1,052,770
 2,915    Ohio Hsg Fin Agy Mtg Rev Residential Ser
          A-1 (GNMA Collateralized)..................  6.050    09/01/17      3,036,497
 1,030    Toledo Lucas Cnty, OH Port Auth Northwest
          OH Bd Fd Ser C.............................  6.000    05/15/11      1,050,476
                                                                           ------------
                                                                             10,474,707
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          OKLAHOMA  0.7%
$1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (AMBAC Insd)...............................  6.250%   11/01/22   $  1,101,470
                                                                           ------------

          OREGON  1.9%
 2,670    Multnomah Cnty, OR Sch Dist 007 Reynolds
          (Sch Brd Gtd)..............................  5.625    06/15/14      2,904,079
                                                                           ------------

          PENNSYLVANIA  15.6%
 2,250    Delaware Cnty, PA Auth Hlthcare Rev Mercy
          Hlth Corp Southeastn Ser B (Prerefunded @
          11/15/05)..................................  6.000    11/15/07      2,424,645
 2,000    Lehigh Cnty, PA Gen Purp Auth Hosp Lehigh
          Vy Hlth Network Ser B (FSA Insd)...........  5.000    07/01/31      1,897,900
 6,000    Pennsylvania Intergovtl Coop Auth Spl Tax
          Rev City of Philadelphia Fdg Pgm
          (Prerefunded @ 06/15/03) (FGIC Insd).......  5.350    06/15/07      6,220,440
10,000    Pennsylvania St Ctfs Partn Ser A (AMBAC
          Insd) (d)..................................  5.400    07/01/09     10,341,200
 2,000    Philadelphia, PA Hosp & Higher Ed Fac Auth
          Hosp Rev PA Hosp Rfdg (Escrowed to
          Maturity)..................................  6.350    07/01/07      2,257,700
 1,000    Southeastern, PA Trans Auth PA Spl Rev Ser
          A (FGIC Insd)..............................  4.750    03/01/29        915,640
                                                                           ------------
                                                                             24,057,525
                                                                           ------------
          SOUTH CAROLINA  0.6%
 1,000    South Carolina Jobs Econ Dev Sr Myrtle
          Beach Convention Ser A.....................  6.625    04/01/36      1,000,660
                                                                           ------------

          TENNESSEE  1.9%
 1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg................  8.000    07/01/33      1,674,435
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg MTN States Hlth Ser A Rfdg (MBIA
          Insd)......................................  7.500    07/01/25      1,215,010
                                                                           ------------
                                                                              2,889,445
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TEXAS  13.0%
$1,500    Brazos River Auth TX Pollutn Adj TXU Elec
          Co Proj Ser C Rfdg.........................  5.750%   05/01/36   $  1,518,270
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airl Ser A Rfdg (Var Rate
          Cpn).......................................  5.950    05/01/29      1,946,560
 5,000    Houston, TX Area Wtr Corp. Northeast Wtr
          Purification Proj (a)......................  5.125    03/01/32      4,812,700
 1,500    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser B.....................  6.125    07/15/17      1,307,790
 5,000    Houston, TX Pub Impt Ser A Rfdg (FSA
          Insd)......................................  5.375    03/01/15      5,258,050
 2,515    Houston, TX Wtr & Swr Sys Rev Ser A Rfdg...  5.000    12/01/28      2,373,079
 1,000    Matagorda Cnty, TX Navig Dist No 1 Rev
          Houston Ltg Rfdg (AMBAC Insd)..............  5.125    11/01/28        952,960
 2,000    Texas Tech Univ Rev Fin Sys Seventh Ser
          (MBIA Insd)................................  5.000    08/15/31      1,889,820
                                                                           ------------
                                                                             20,059,229
                                                                           ------------
          UTAH  0.3%
   510    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser D-2 (FHA/VA Gtd).......................  6.850    07/01/25        519,236
                                                                           ------------

          VIRGINIA  1.0%
 1,485    Richmond, VA Indl Dev Auth Govt Fac Rev
          Bonds (AMBAC Insd).........................  5.000    07/15/15      1,554,008
                                                                           ------------

          WASHINGTON  8.2%
 5,000    Energy Northwest, WA Elec Rev Proj No. 3
          Ser B Rfdg (FSA Insd)......................  6.000    07/01/16      5,535,250
 1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
          Hydro Elec Rev Ser B Rfdg (MBIA Insd)......  5.375    01/01/18      1,010,970
 2,030    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/13      1,178,293

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          WASHINGTON (CONTINUED)
$3,380    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/15   $  1,727,991
 3,000    Washington St Ser B........................  5.500%   05/01/18      3,220,530
                                                                           ------------
                                                                             12,673,034
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  159.9%
  (Cost $233,081,261)...................................................    246,999,726
SHORT-TERM INVESTMENTS  3.7%
  (Cost $5,820,000).....................................................      5,820,000
                                                                           ------------

TOTAL INVESTMENTS  163.6%
  (Cost $238,901,261)...................................................    252,819,726
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)...........................     (3,265,625)
PREFERRED SHARES  (61.5%)...............................................    (95,063,051)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $154,491,050
                                                                           ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Asset segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
Sch Brd--School Board

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $238,901,261).......................  $252,819,726
Cash........................................................        97,723
Receivables:
  Interest..................................................     3,967,189
  Investments Sold..........................................       265,893
Other.......................................................           469
                                                              ------------
    Total Assets............................................   257,151,000
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,233,818
  Investment Advisory Fee...................................       132,471
  Administrative Fee........................................        20,380
  Affiliates................................................         9,303
Trustees' Deferred Compensation and Retirement Plans........       151,009
Accrued Expenses............................................        49,918
                                                              ------------
    Total Liabilities.......................................     7,596,899
Preferred Shares............................................    95,063,051
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $154,491,050
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($154,491,050 divided by 10,806,700 shares outstanding).....  $      14.30
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................  $    108,067
Paid in Surplus.............................................   149,167,283
Net Unrealized Appreciation.................................    13,918,465
Accumulated Undistributed Net Investment Income.............     2,929,923
Accumulated Net Realized Loss...............................   (11,632,688)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $154,491,050
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $249,491,050
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,169,849
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      805,225
Preferred Share Maintenance.................................      129,652
Administrative Fee..........................................      123,880
Trustees' Fees and Related Expenses.........................       19,517
Legal.......................................................       18,178
Custody.....................................................        7,655
Other.......................................................       95,186
                                                              -----------
    Total Expenses..........................................    1,199,293
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,970,556
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   170,360
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,361,668
  End of the Period.........................................   13,918,465
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,443,203)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,272,843)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (693,276)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $     4,437
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  5,970,556        $ 12,040,772
Net Realized Gain..................................        170,360           4,500,849
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (5,443,203)          5,612,207

Distributions to Preferred Shareholders:
  Net Investment Income............................       (693,276)         (3,070,329)
                                                      ------------        ------------
Change in Net Assets from Operations...............          4,437          19,083,499

Distributions to Common Shareholders:
  Net Investment Income............................     (4,916,469)         (7,720,647)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (4,912,032)         11,362,852
NET ASSETS:
Beginning of the Period............................    159,403,082         148,040,230
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $2,929,923
  and $1,530,133, respectively)....................   $154,491,050        $159,403,082
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         SIX MONTHS
                                                           ENDED
                                                         APRIL 30,    -----------------
                                                          2002 (a)     2001      2000
                                                         ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)...........   $ 14.75     $ 13.70   $ 13.14
                                                          -------     -------   -------
  Net Investment Income................................       .54        1.10      1.07
  Net Realized and Unrealized Gain/Loss................      (.48)        .94       .61
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income..............................      (.06)       (.28)     (.36)
    Net Realized Gain..................................       -0-         -0-       -0-
                                                          -------     -------   -------
Total from Investment Operations.......................       .00        1.76      1.32
Less Distributions Paid to Common Shareholders:
    Net Investment Income..............................       .45         .71       .76
    Net Realized Gain..................................       -0-         -0-       -0-
                                                          -------     -------   -------
NET ASSET VALUE, END OF THE PERIOD.....................   $ 14.30     $ 14.75   $ 13.70
                                                          =======     =======   =======
Common Share Market Price at End of the Period.........   $ 13.38     $ 13.28   $11.250
Total Return (c).......................................     4.22%*     24.99%     3.37%
Net Assets at End of the Period (In millions)..........   $ 154.5     $ 159.4   $ 148.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)....................................     1.56%       1.55%     1.66%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)......................     7.78%       7.77%     8.07%
Portfolio Turnover.....................................       15%*        44%       22%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d).................................      .97%        .96%     1.00%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)......................     6.88%       5.79%     5.38%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.....................     3,800       3,800     3,800
Asset Coverage Per Preferred Share (f).................   $65,672     $66,948   $63,958
Involuntary Liquidating Preference Per Preferred
  Share................................................   $25,000     $25,000   $25,000
Average Market Value Per Preferred Share...............   $25,000     $25,000   $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares by .30%. Per share, ratios and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                     JANUARY 22, 1993
                                                                      (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                OF INVESTMENT
------------------------------------------------------------------    OPERATIONS) TO
     1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
-------------------------------------------------------------------------------------
    $ 14.82   $  14.35   $  13.67   $  13.72   $  12.28   $  15.25       $  13.81
    -------   --------   --------   --------   --------   --------       --------
       1.07       1.09       1.10       1.12       1.15       1.18            .80
      (1.69)       .47        .67       (.07)      1.51      (2.93)          1.33
       (.28)      (.31)      (.31)      (.31)      (.34)      (.24)          (.14)
        -0-        -0-        -0-        -0-        -0-        .01            -0-
    -------   --------   --------   --------   --------   --------       --------
       (.90)      1.25       1.46        .74       2.32      (1.99)          1.99
        .78        .78        .78        .79        .88        .94            .55
        -0-        -0-        -0-        -0-        -0-        .03            -0-
    -------   --------   --------   --------   --------   --------       --------
    $ 13.14   $  14.82   $  14.35   $  13.67   $  13.72   $  12.28       $  15.25
    =======   ========   ========   ========   ========   ========       ========
    $11.625   $14.5625   $ 12.750   $ 11.750   $ 11.875   $ 10.750       $ 14.625
    -15.30%     20.97%     15.55%      5.69%     18.79%    -20.83%          8.26%*
    $ 142.0   $  160.2   $  155.1   $  147.7   $  148.3   $  132.7       $  164.8
      1.64%      1.62%      1.65%      1.67%      1.77%      1.61%          1.49%
      7.47%      7.47%      7.89%      8.23%      8.74%      8.52%          7.23%
        39%        18%        23%        24%        75%       165%           114%*
      1.01%      1.01%      1.01%      1.01%      1.06%       .99%          1.02%
      5.50%      5.35%      5.67%      5.91%      6.14%      6.76%          5.97%
      3,800      1,900      1,900      1,900      1,900      1,900          1,900
    $62,357   $134,297   $131,631   $127,743   $128,047   $119,868       $136,754
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $7,300,808 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $1,038,979 increase in cost of securities and a corresponding $1,038,979 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $227,080; increase net unrealized depreciation by $157,273, and decrease net realized gains by $69,807. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $11,803,048 which will expire between October 31, 2002 and October 31, 2008. Of this amount, $2,327,681 will expire on October 31, 2002.

    At April 30, 2002 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $237,705,009
                                                                ============
Gross tax unrealized appreciation...........................    $ 16,900,453
Gross tax unrealized depreciation...........................       1,785,736
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 15,114,717
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..10% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $8,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $18,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,234,345 and $37,820,572, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is generally reset every 28 days through an auction process. At April 30, 2002, the average rate in effect was 1.379%. During the six months ended April 30, 2002, the rates ranged from 1.200% to 1.779%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VKS SAR 6/02                                                   Member NASD/SIPC.
                                                                 6161F02-AS-6/02